UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02796 )

Exact name of registrant as specified in charter: Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2007

Date of reporting period: September 1, 2006— August 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Trust

8|31|07

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial
Court Justice Samuel Putnam estab-
lished The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
High Yield
Trust

8| 31| 07
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	51
Shareholder meeting results	52
About the Trustees	53
Officers	57

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in the funds’ fees or in the services the funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended August 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam High Yield Trust: a disciplined approach
to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process is highlighted by exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds issued by a broad range of companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds can enhance the fund’s appreciation potential. The fund also invests in convertible securities as well as bank loans. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s management team looks for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, if credit spreads widen and prices of lower-rated securities decline, the team may look to take advantage of the improved valuation of higher-risk securities. Conversely, if the team believes that credit risk is likely to pick up or volatility is likely to increase, the team may look to reduce risk in the portfolio.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond
“high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are rated below investment grade by an independent rating agency. (For example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa.) The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

BOND RATINGS

Moody’s	Grade

Aaa	Investment

Aa	Investment

Baa	Investment

Ba, B	High yield

Caa/Ca	High yield

C	High yield

High-yield bonds have offered greater return potential
than investment-grade bonds.

Performance and portfolio snapshots

Putnam High Yield Trust

Average annual total return (%) comparison as of 8/31/07

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

† The inception of the JPMorgan Developed High Yield Index was 12/31/94.

“We continue to favor the middle credit-quality
tiers of the high-yield market. Our approach
revolves around constructing a diversified
portfolio. We believe that selectivity, based on
well-thought-out research, investment
discipline, and risk management are the most
important attributes that help us pursue
consistently positive, long-term results.”

Paul Scanlon, Portfolio Leader, Putnam High Yield Trust

Credit qualities shown as a percentage of portfolio value as of 8/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Report from the fund managers

The year in review

For its fiscal year ending August 31, 2007, your fund outperformed the average for its Lipper group — High Current Yield Funds — but slightly lagged its benchmark index — the JPMorgan Developed High Yield Index — based on results before sales charges. Business fundamentals for high-yield companies were strong throughout the fiscal year, and the market’s default rate remained at historically low levels. This backdrop enabled high-yield bonds to enjoy steady, positive performance during most of your fund’s fiscal year. However, investor sentiment changed significantly in July due to the negative influence of problems in the subprime mortgage market, which significantly curtailed market participants’ appetite for risk. On the plus side, strong returns among our holdings in the energy and metals and minerals areas helped, as did our de-emphasis, relative to the benchmark, of paper and forest products. The fund’s exposure to floating-rate loans, however, contributed to the modest underperformance during the period. At the sector level, overweighting the diversified media group as well as gaming and leisure further dampened relative returns, as did underweighting the food and tobacco area.

Market overview

Business fundamentals and earnings growth for companies in the high-yield market remained strong during your fund’s 2007 fiscal year, and high-yield bonds continued to offer solid returns during the first 10 months. The period also saw the narrowing of high-yield spreads — the yield advantage offered by high-yield bonds over comparable Treasuries —to record levels. However, that backdrop changed dramatically in July due to problems in the subprime mortgage market, which overshadowed strong second-quarter corporate earnings and a default rate that remained at historically low levels. Contagion from these difficulties spread throughout the capital markets, hitting the more risky asset classes hardest, including high yield. Many investors had used leverage — or borrowing — to increase their potential returns, and as leverage was less available, security prices, including the prices of high-yield bonds, declined. This trend, coupled with a very full calendar of new issuance employed to fund leveraged buyouts (LBOs), unbalanced the supply/demand dynamic of the high-yield market, causing bond prices to fall and the yield spread to widen.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 8/31/07. See the previous page and pages 9–11 for additional fund performance information. Index descriptions can be found on page 16.

Strategy overview

Our strategy remained consistent during the period, as we looked to maintain a diversified portfolio across industry sectors. This approach was predicated on our goal of providing consistent returns and effective risk management.

Throughout the fiscal year, we focused on the middle credit-quality tiers of the high-yield market, targeting B-rated securities. in particular. Toward the end of the period, we felt that the risk/reward profiles offered by many lower-quality bonds were not attractive and trimmed our positions accordingly.

Because high-yield bonds had performed so well for some time, their valuations had become quite extended. In response, we also upgraded credit quality within each credit tier, looking to soften the effect that rising defaults might have if they were to rise from historical lows. Furthermore, we increased the fund’s stake in floating-rate bank loans. These loans are issued by banks to high-yield companies, which are then traded on the open market. The environment appeared to be favorable for these investments, because the interest rates they offer increase along with increases in benchmark rates, which were on the rise. They also are senior to high-yield bonds, meaning that holders of company’s bank loans would be paid before investors who held the firm’s high-yield bonds, should the company default on its debt obligations.

Your fund’s holdings

As we mentioned earlier, the fund outperformed its average Lipper peer, but slightly lagged its benchmark during its fiscal year. Among the reasons for lagging the benchmark was our stake in floating-rate loans. The floating-rate bank loan market underperformed high-yield bonds during the year and also in the July sell-off. While the fund’s performance suffered as a result of these developments over the short term, we used the price declines in the bank loan market to add to our positions there, feeling that prospects were solid for the investments we have chosen.

Elsewhere, fund performance was hampered by our decision to de-emphasize lower-quality and distressed bonds, which, despite the flight to quality late in the fiscal year, performed quite well. Among the index components that we didn’t own or underweighted were electric utility Calpine, automotive parts supplier Delco Remy, and telecommunications service provider SunCom Wireless. Fund holdings that lagged during the period included Wimar Opco, which is the holding company for casino operator Tropicana Entertainment. Tropicana struggled due to weak results in its Atlantic City gambling operations and because of difficulties it encountered integrating an acquisition. Two semiconductor manufacturers also lagged: Freescale Semiconductor — whose pending leveraged buyout hampered performance — and NXP Semiconductor.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Positive contributions to performance came from metals and mining company Freeport McMoRan, which benefited from improvements in its business fundamentals resulting from rising copper prices. Our overweighting of the energy sector relative to the benchmark also helped, as fundamentals in that industry remained strong because robust global demand outpaced constricted supply. Bonds issued by natural gas companies Williams and El Paso gained in value as natural gas prices rose. Williams, formerly involved in electricity and power generation, also benefited from its arrangement to sell this portion of its business to Bear Stearns’ energy-trading subsidiary, so that it could refocus on its core business of producing, processing, and transporting natural gas. El Paso, one of North America’s largest independent natural gas producers, profited from the sale of a pipeline subsidiary, the proceeds from which it used to reduce its debt. Holdings of luggage manufacturer Samsonite and information technology company CompuCom — which was acquired at a premium — advanced during the period. Similarly, Chaparral Steel, Nash Finch, and PRIMEDIA, a leading publisher of targeted media, contributed positively to performance. We took profits on PRIMEDIA by period-end and closed out the fund’s position.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 8/31/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date	Industry

CCH I, LLC/Capital Corp. (1.0%)	11%, 2015	Cable television

General Motors Corp. (0.9%)	7.2%, 2011	Automotive

Ford Motor Credit Corp. (0.7%)	9.875%, 2011	Automotive

Chaparral Steel Co. (0.7%)	10%, 2013	Basic materials

NRG Energy, Inc. (0.7%)	7.375%, 2016	Utilities and power

SunGard Data Systems, Inc. (0.7%)	9.125%, 2013	Technology

General Motors Acceptance Corp. (0.6%)	6.875%, 2012	Financial

Legrand SA (0.6%)	8.5%, 2025	Capital goods

Echostar DBS Corp. (0.6%)	6.375%, 2011	Broadcasting

Freeport-McMoRan Copper & Gold, Inc. (0.6%)	8.375%, 2017	Basic materials

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The recent sell-off in the high-yield market has made valuations much more attractive, in our opinion. At the same time, while we find that business fundamentals for high-yield companies remain strong, we recognize that we are further along in the credit cycle at a time when the trajectory of the economy is uncertain. An additional, significant factor that we continue to monitor is the technical backdrop of the market, meaning issues of supply and demand. Investors’ appetite for yield and their willingness to take on risk had helped buoy high-yield bonds during the past few years. Now, with uncertainty about the economy, the effect of downturns in the housing market, and problems among subprime mortgages, market participants may look more closely at higher-quality alternatives. Concurrently, there is a significant amount of new supply coming to market, with a backlog of leveraged buyouts, bonds, and bank loans still to be issued over the near term, leading to a supply/demand imbalance. For our part, we intend to continue our focus on the middle credit-quality tiers of the market, maintaining our approach of constructing a diversified portfolio. We feel that selectivity, investment discipline, and risk management are the most important attributes that help us pursue consistently positive, long-term results.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.00%	8.86%	8.08%	8.08%	8.17%	8.17%	8.62%	8.50%	8.71%	9.07%

10 years	56.08	50.25	45.18	45.18	44.37	44.37	52.16	47.25	51.49	58.92
Annual average	4.55	4.16	3.80	3.80	3.74	3.74	4.29	3.95	4.24	4.74

5 years	68.87	62.47	62.66	60.66	62.29	62.29	66.45	61.06	65.85	70.56
Annual average	11.05	10.19	10.22	9.95	10.17	10.17	10.73	10.00	10.65	11.27

3 years	22.21	17.64	19.65	16.70	19.45	19.45	21.25	17.28	20.63	22.82
Annual average	6.91	5.56	6.16	5.28	6.10	6.10	6.63	5.46	6.45	7.09

1 year	6.87	2.82	6.05	1.08	5.95	4.95	6.54	3.14	6.24	6.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 8/31/97 to 8/31/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,518 and $14,437, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,725 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,149 and $15,892, respectively.

Comparative index returns For periods ended 8/31/07

		Lipper High
	JPMorgan Developed	Current Yield Funds
	High Yield Index	category average*

Annual average
(life of fund)	—†	8.71%

10 years	80.26%	54.81
Annual average	6.07	4.30

5 years	71.69	63.61
Annual average	11.42	10.26

3 years	22.96	20.23
Annual average	7.13	6.31

1 year	7.23	5.83

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/07, there were 445, 375, 316, 144, and 11 funds, respectively, in this Lipper category.

† This index began operations on 12/31/94.

Fund price and distribution information For the 12-month period ended 8/31/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.588		$0.524	$0.526	$0.564		$0.569	$0.612

Capital gains	—		—	—	—		—	—

Total	$0.588		$0.524	$0.526	$0.564		$0.569	$0.612

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/06	$7.87	$8.18	$7.84	$7.84	$7.88	$8.14	$7.85	$7.83

8/31/07	7.82	8.12	7.79	7.78	7.83	8.09	7.77	7.76

Current yield (end of period)
Current dividend rate[1]	7.52%	7.24%	6.78%	6.79%	7.20%	6.97%	7.41%	7.89%

Current 30-day SEC yield[2,3]
(with expense limitation)	7.63	7.34	6.87	6.87	7.38	7.14	7.39	7.89

Current 30-day SEC yield[3]
(without expense limitation)	7.63	7.34	6.87	6.87	7.37	7.13	7.38	7.88

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	9.07%	8.93%	8.15%	8.15%	8.24%	8.24%	8.69%	8.56%	8.78%	9.14%

10 years	55.35	49.55	44.50	44.50	43.73	43.73	51.45	46.55	50.83	58.27
Annual average	4.50	4.11	3.75	3.75	3.69	3.69	4.24	3.90	4.20	4.70

5 years	75.15	68.62	68.72	66.72	68.33	68.33	72.61	66.91	72.27	76.95
Annual average	11.86	11.02	11.03	10.76	10.98	10.98	11.54	10.79	11.49	12.09

3 years	23.48	18.90	20.89	17.92	20.70	20.70	22.51	18.53	21.91	24.27
Annual average	7.28	5.94	6.53	5.65	6.47	6.47	7.00	5.83	6.83	7.51

1 year	8.23	4.15	7.41	2.41	7.44	6.44	7.90	4.34	7.74	8.48

Fund’s annual operating expenses For the fiscal year ended 8/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from March 1, 2007, to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.21	$ 8.95	$ 8.95	$ 6.45	$ 6.45	$ 3.96

Ending value (after expenses)	$987.70	$983.70	$983.80	$985.10	$985.10	$987.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2007, use the calculation method below. To find the value of your investment on March 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.30	$ 9.10	$ 9.10	$ 6.56	$ 6.56	$ 4.02

Ending value (after expenses)	$1,019.96	$1,016.18	$1,016.18	$1,018.70	$1,018.70	$1,021.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Average annualized expense ratio for Lipper peer group†	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam High Yield Trust	57%	46%	41%	62%	75%

Lipper High Current Yield Funds category average	86%	83%	73%	95%	98%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 8/31/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader, and Norman Boucher and Robert Salvin are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2007, and August 31, 2006.

Trustee and Putnam employee fund ownership

As of August 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 630,000	$ 92,000,000

Putnam employees	$3,148,000	$751,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund and Putnam High Yield Advantage Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Advantage Fund.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund and a Portfolio Member of Putnam Convertible Income-Growth Trust and Putnam High Yield Advantage Fund.

Paul Scanlon, Norman Boucher, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended August 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusion

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 52nd percentile in management fees and in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-, three- and  five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

34th	28th	28th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 445, 382 and 315 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Current Yield Funds category for the one-, five- and ten-year periods ended September 30, 2007 were 15%, 34% and 55%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 65th out of 444, 107th out of 319 and 80th out of 146, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Trustees and Shareholders
Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust, including the fund’s portfolio, as of August 31, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 11, 2007

The fund’s portfolio 8/31/07

CORPORATE BONDS AND NOTES (81.9%)*

	Principal amount	Value

Advertising and Marketing Services (0.3%)
Lamar Media Corp. company
guaranty 7 1/4s, 2013	$4,050,000	$4,029,750
Lamar Media Corp. company
guaranty Ser. B, 6 5/8s, 2015	2,140,000	2,043,700
		6,073,450

Automotive (3.8%)
ArvinMeritor, Inc. sr. unsec.
notes 8 1/8s, 2015	1,460,000	1,365,100
Dana Corp. notes 5.85s, 2015	6,095,000	4,936,950
Ford Motor Co. notes 7.45s, 2031	10,425,000	7,818,750
Ford Motor Credit Corp.
notes 7 7/8s, 2010	7,800,000	7,322,578
Ford Motor Credit Corp.
notes 7 3/8s, 2009	6,310,000	5,970,938
Ford Motor Credit Corp.
sr. notes 9 7/8s, 2011	15,395,000	15,167,375
Ford Motor Credit Corp. sr. unsec.
9 3/4s, 2010	5,420,000	5,367,627
Ford Motor Credit Corp. sr. unsec.
FRN 8.11s, 2012	1,810,000	1,662,933
General Motors Corp. debs.
9.4s, 2021	1,250,000	1,121,875
General Motors Corp. notes
7.2s, 2011	20,470,000	18,115,950
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014 (S)	3,845,000	3,806,550
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	605,000	645,838
UCI Holdco, Inc. 144A
sr. notes FRN 12.36s, 2013 ‡‡	5,750,530	5,578,014
United Components, Inc.
sr. sub. notes 9 3/8s, 2013	130,000	130,000
		79,010,478

Basic Materials (8.7%)
Abitibi-Consolidated, Inc.
debs. 8.85s, 2030 (Canada)	1,635,000	1,242,600
AK Steel Corp. company
guaranty 7 3/4s, 2012	9,240,000	9,193,800
Aleris International, Inc. company
guaranty 10s, 2016	4,875,000	4,545,938
Aleris International, Inc. company
guaranty 9s, 2014 ‡‡	4,325,000	4,119,563
Algoma Acquisition Corp. 144A
unsec. notes 9 7/8s,
2015 (Canada)	1,900,000	1,776,500
ARCO Chemical Co. debs.
10 1/4s, 2010	1,525,000	1,639,375
Builders FirstSource, Inc. company
guaranty FRN 9.808s, 2012	4,435,000	4,257,600
Century Aluminum Co. company
guaranty 7 1/2s, 2014	2,785,000	2,757,150
Chaparral Steel Co. company
guaranty 10s, 2013	12,416,000	14,092,160
Clondalkin Acquisition BV 144A
sec. FRN 7.359s, 2013
(Netherlands)	1,970,000	1,841,950

CORPORATE BONDS AND NOTES (81.9%)* continued

		Principal amount	Value

Basic Materials continued
Clondalkin Industries BV 144A
sr. notes 8s, 2014
(Netherlands)	EUR	3,180,000	$4,238,974
Compass Minerals
International, Inc. sr. disc.
notes stepped-coupon Ser. B,
zero % (12s, 6/1/08), 2013 ††		$2,540,000	2,552,700
Compass Minerals
International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		10,532,000	10,874,290
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
bonds 8 3/8s, 2017		11,865,000	12,695,550
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. FRN
8.564s, 2015		2,095,000	2,157,850
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes 8
1/4s, 2015		5,930,000	6,285,800
Georgia-Pacific Corp. debs. 9
1/2s, 2011		4,070,000	4,314,200
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		5,660,000	5,957,150
Graphic Packaging International
Corp sr. notes 8 1/2s, 2011		4,060,000	4,100,600
Hercules, Inc. company
guaranty 6 3/4s, 2029		1,380,000	1,342,050
Hexion U.S. Finance
Corp./Hexion Nova Scotia
Finance, ULC company
guaranty 9 3/4s, 2014		6,365,000	6,874,200
Huntsman, LLC company
guaranty 11 5/8s, 2010		1,000	1,060
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		3,018,000	2,950,095
Lyondell Chemical Co. company
guaranty 8 1/4s, 2016		2,655,000	2,973,600
Lyondell Chemical Co. company
guaranty 8s, 2014		4,250,000	4,621,875
MacDermid, Inc. 144A
sr. sub. notes 9 1/2s, 2017		5,970,000	5,552,100
Metals USA, Inc. sec.
notes 11 1/8s, 2015		6,050,000	6,443,250
Momentive Performance
Materials, Inc. 144A
sr. notes 9 3/4s, 2014		10,680,000	10,172,700
Mosaic Co. (The) 144A
sr. notes 7 5/8s, 2016		1,295,000	1,327,375
Mosaic Co. (The) 144A
sr. notes 7 3/8s, 2014		780,000	793,650
NewPage Corp. company
guaranty 10s, 2012		2,265,000	2,344,275
NewPage Holding Corp.
sr. notes FRN 12.36s, 2013 ‡‡		835,269	826,916
Norske Skog Canada, Ltd.
company guaranty Ser. D, 8 5/8s,
2011(Canada)		2,861,000	2,517,680

CORPORATE BONDS AND NOTES (81.9%)* continued

		Principal amount	Value

Basic Materials continued
Novelis, Inc. company
guaranty 7 1/4s, 2015		$7,057,000	$6,845,290
Rockwood Specialties
Group, Inc. company guaranty
7 5/8s, 2014	EUR	5,460,000	7,278,238
Smurfit-Stone Container
Enterprises, Inc. sr. unsec.
8s, 2017		$3,620,000	3,452,575
Steel Dynamics, Inc. 144A
sr. notes 6 3/4s, 2015		7,760,000	7,469,000
Stone Container Finance company
guaranty 7 3/8s, 2014 (Canada)		1,715,000	1,612,100
Tube City IMS Corp. company
guaranty 9 3/4s, 2015		4,295,000	4,209,100
Ucar Finance, Inc. company
guaranty 10 1/4s, 2012		497,000	519,365
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. A, 5s, 2011 ‡‡		696,883	540,084
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. B, 6s, 2010 ‡‡		444,462	344,458
			179,654,786

Broadcasting (2.2%)
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015		8,927,000	8,346,745
Echostar DBS Corp. company
guaranty 7s, 2013		4,245,000	4,191,938
Echostar DBS Corp. company
guaranty 6 5/8s, 2014		705,000	682,088
Echostar DBS Corp.
sr. notes 6 3/8s, 2011		13,260,000	13,027,950
Ion Media Networks, Inc. 144A
sr. sec. notes 11.61s, 2013		2,735,000	2,735,000
Ion Media Networks, Inc. 144A
sr. sec. notes 8.61s, 2012		3,300,000	3,254,625
Sirius Satellite Radio, Inc.
sr. unsecd. notes 9 5/8s, 2013		5,610,000	5,301,450
Univision Communications, Inc.
144A sr. notes 9 3/4s, 2015 ‡‡		3,150,000	3,000,375
Young Broadcasting, Inc.
company guaranty 10s, 2011		4,339,000	3,905,100
Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014		1,140,000	953,325
			45,398,596

Building Materials (1.3%)
Associated Materials, Inc.
company guaranty 9 3/4s, 2012		5,887,000	5,975,305
Goodman Global Holding Co., Inc.
sr. notes FRN Ser. B, 8.36s, 2012		4,822,000	4,725,560
NTK Holdings, Inc. sr. disc.
notes zero %, 2014		6,195,000	3,871,875
Texas Industries, Inc. sr. unsecd.
notes 7 1/4s, 2013		5,830,000	5,720,688
THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sub. notes 8
1/2s, 2014		7,430,000	6,426,950
			26,720,378

CORPORATE BONDS AND NOTES (81.9%)* continued

	Principal amount	Value
Cable Television (2.9%)
Adelphia Communications Corp.
zero %, 2009	$5,000	$913
Adelphia Communications Corp.
zero %, 2011	90,000	17,100
Adelphia Communications Corp.
zero %, 2009	2,918,000	510,650
Adelphia Communications Corp.
zero %, 2007	5,000	888
Adelphia Communications Corp.
escrow zero %, 2008	2,471,000	444,780
Adelphia Communications Corp.
escrow bonds zero %, 2010	3,231,000	581,580
Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014	4,205,000	3,994,750
Cablevision Systems Corp.
sr. notes Ser. B, 8s, 2012	1,130,000	1,081,975
CCH I Holdings, LLC company
guaranty 12 1/8s, 2015	187,000	167,365
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015	21,896,000	21,458,080
CCH II, LLC/Capital Corp.
sr. notes Ser. B, 10 1/4s, 2010	9,505,000	9,528,763
CCH, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	2,390,000	2,413,900
CSC Holdings, Inc.
sr. notes 6 3/4s, 2012	5,255,000	4,965,975
CSC Holdings, Inc.
sr. notes Ser. B, 7 5/8s, 2011	5,240,000	5,161,400
NTL Cable PLC sr. notes 9 1/8s,
2016 (United Kingdom)	2,200,000	2,224,750
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	6,030,000	6,173,213
Rainbow National Services, LLC
144A sr. sub. debs. 10 3/8s, 2014	97,000	105,609
		58,831,691

Capital Goods (7.4%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	6,399,000	6,271,020
Allied Waste North America, Inc.
company guaranty 6 7/8s, 2017	7,815,000	7,580,550
Allied Waste North America, Inc.
sec. notes Ser. B, 5 3/4s, 2011	860,000	836,350
American Railcar Industries, Inc.
sr. unsec. 7 1/2s, 2014	2,150,000	2,085,500
Baldor Electric Co. company
guaranty 8 5/8s, 2017	6,320,000	6,525,400
Berry Plastics Holding Corp.
company guaranty 10 1/4s, 2016	7,290,000	6,998,400
Berry Plastics Holding Corp. sec.
notes 8 7/8s, 2014 (S)	6,285,000	6,269,288
Blount, Inc.
sr. sub. notes 8 7/8s, 2012	3,115,000	3,115,000
Bombardier, Inc. 144A
sr. notes 8s, 2014 (Canada)	4,480,000	4,625,600
Bombardier, Inc. 144A sr. unsec.
FRN 7.631s, 2013 (Canada) EUR	2,680,000	3,716,681

CORPORATE BONDS AND NOTES (81.9%)* continued

		Principal amount	Value

Capital Goods continued
Crown Americas, LLC/
Crown Americas
Capital Corp. sr. notes 7
5/8s, 2013		$4,855,000	$4,879,275
General Cable Corp. company
guaranty 7 1/8s, 2017		3,640,000	3,530,800
General Cable Corp. company
guaranty FRN 7.735s, 2015		1,375,000	1,333,750
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015		2,890,000	2,832,200
Hawker Beechcraft
Acquisition Co., LLC 144A
sr. notes 8 7/8s, 2015 ‡‡ (S)		5,120,000	4,992,000
Hawker Beechcraft
Acquisition Co., LLC 144A
sr. notes 8 1/2s, 2015 (S)		4,435,000	4,412,825
Hawker Beechcraft
Acquisition Co., LLC 144A
sr. sub. notes 9 3/4s, 2017		845,000	836,550
Hexcel Corp.
sr. sub. notes 6 3/4s, 2015		6,675,000	6,491,438
L-3 Communications Corp.
company guaranty 6 1/8s,
2013 (S)		490,000	474,075
L-3 Communications Corp.
company guaranty Ser. B, 6
3/8s, 2015		6,675,000	6,458,063
Legrand SA debs. 8 1/2s, 2025
(France)		11,520,000	13,248,000
Manitowoc Co., Inc. (The)
sr. notes 7 1/8s, 2013		5,210,000	5,066,725
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		7,431,000	7,152,338
Mueller Water Products,
Inc. 144A
sr. sub. notes 7 3/8s, 2017		2,210,000	2,099,500
Owens-Brockway Glass
Container, Inc. company
guaranty 6 3/4s, 2014	EUR	3,605,000	4,724,470
Owens-Brockway Glass
Container, Inc. sr. sec.
notes 8 3/4s, 2012		$2,590,000	2,693,600
Owens-Illinois, Inc. debs.
7 1/2s, 2010		15,000	14,925
RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		10,210,000	10,312,100
TD Funding Corp. company
guaranty 7 3/4s, 2014		7,085,000	7,120,425
Tekni-Plex, Inc. secd.
notes 10 7/8s, 2012		7,335,000	7,921,800
Titan International, Inc. company
guaranty 8s, 2012		5,795,000	5,711,552
WCA Waste Corp. company
guaranty 9 1/4s, 2014		2,305,000	2,316,525
			152,646,725

CORPORATE BONDS AND NOTES (81.9%)* continued

		Principal amount	Value

Commercial and Consumer Services (0.1%)
iPayment, Inc. company
guaranty 9 3/4s, 2014		$2,070,000	$1,940,625

Communication Services (6.9%)
American Cellular Corp. company
guaranty 9 1/2s, 2009		1,842,000	1,881,143
American Tower Corp.
sr. notes 7 1/2s, 2012		3,360,000	3,393,600
BCM Ireland Finance Ltd.
144A FRN
9 1/2s, 2016 (Cayman Islands)	EUR	1,715,000	2,291,954
Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		$3,145,000	3,294,388
Centennial Communications
Corp. sr. notes 10s, 2013		3,090,000	3,229,050
Centennial Communications
Corp. sr. notes FRN 11.11s, 2013		1,155,000	1,183,875
Cincinnati Bell, Inc. company
guaranty 7s, 2015		2,210,000	2,121,600
Citizens Communications Co.
notes 9 1/4s, 2011		4,245,000	4,552,763
Cricket Communications, Inc.
company guaranty 9 3/8s, 2014		7,235,000	7,090,300
Cricket Communications, Inc.
144A company guaranty
9 3/8s, 2014		705,000	690,900
Digicel Group, Ltd. 144A
sr. notes 8 7/8s, 2015 (Bermuda)		4,830,000	4,413,654
Digicel, Ltd. 144A
sr. notes 9 1/4s, 2012 (Jamaica)		3,550,000	3,612,125
Dobson Cellular Systems sec.
notes 9 7/8s, 2012		4,480,000	4,816,000
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††		7,197,000	6,819,158
Intelsat Bermuda, Ltd. company
guaranty FRN 8.886s, 2015
(Bermuda)		1,935,000	1,949,513
Intelsat Bermuda, Ltd. sr. unsec.
11 1/4s, 2016 (Bermuda)		10,665,000	11,171,588
Intelsat Intermediate Holding Co.,
Ltd. company
guaranty stepped-coupon zero %
(9 1/4s, 2/1/10), 2015
(Bermuda) ††		2,355,000	1,907,550
Intelsat Subsidiary Holding Co.,
Ltd. sr. notes 8 1/2s, 2013
(Bermuda)		1,120,000	1,125,600
iPCS, Inc. 144A sec. FRN
7.481s, 2013		1,965,000	1,896,225
Level 3 Financing, Inc. company
guaranty 12 1/4s, 2013		2,605,000	2,839,450
Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		5,355,000	5,154,188
Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017		3,135,000	2,946,900

CORPORATE BONDS AND NOTES (81.9%)* continued

	Principal amount	Value

Communication Services continued
MetroPCS Wireless, Inc. 144A
sr. notes 9 1/4s, 2014	$7,255,000	$7,146,175
MetroPCS Wireless, Inc. 144A
sr. notes 9 1/4s, 2014	1,255,000	1,236,175
Nordic Telephone Co.
Holdings ApS 144A sr. notes 8
7/8s, 2016 (Denmark)	1,035,000	1,071,225
PAETEC Holding Corp. 144A
sr. notes 9 1/2s, 2015	1,985,000	1,895,675
PanAmSat Corp. company
guaranty 9s, 2014 (S)	2,065,000	2,101,138
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	11,530,000	11,328,225
Qwest Corp. debs. 7 1/4s, 2025	2,875,000	2,781,563
Qwest Corp. notes 8 7/8s, 2012	5,180,000	5,607,350
Rural Cellular Corp.
sr. notes 9 7/8s, 2010	2,105,000	2,178,675
Rural Cellular Corp. sr. sub. FRN
11.106s, 2012	1,450,000	1,493,500
Rural Cellular Corp. 144A
sr. sub. notes FRN 8.36s, 2013	2,685,000	2,738,700
Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	3,840,000	3,552,000
Time Warner Telecom, Inc.
company guaranty 9 1/4s, 2014	3,080,000	3,187,800
West Corp. company guaranty
11s, 2016	1,540,000	1,563,100
West Corp. company guaranty
9 1/2s, 2014	2,805,000	2,819,025
Windstream Corp. company
guaranty 8 5/8s, 2016 (S)	8,105,000	8,469,725
Windstream Corp. company
guaranty 8 1/8s, 2013	4,260,000	4,398,450
		141,950,025

Consumer (0.7%)
Jostens IH Corp. company
guaranty 7 5/8s, 2012	9,525,000	9,548,813
Yankee Acquisition Corp.
company guaranty 9 3/4s, 2017	935,000	836,825
Yankee Acquisition Corp.
company guaranty Ser. B, 8
1/2s, 2015	4,465,000	4,197,100
		14,582,738

Consumer Goods (2.1%)
Church & Dwight Co., Inc.
company guaranty 6s, 2012	4,520,000	4,214,900
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	6,295,000	6,106,150
Jarden Corp. company
guaranty 7 1/2s, 2017	4,175,000	3,903,625
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	3,126,000	3,204,150
Playtex Products, Inc. company
guaranty 8s, 2011	9,380,000	9,684,850
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	6,279,000	6,231,908

CORPORATE BONDS AND NOTES (81.9%)* continued

	Principal amount	Value

Consumer Goods continued
Spectrum Brands, Inc. company
guaranty 11 1/4s, 2013 ‡‡	$5,020,000	$4,267,000
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	7,305,000	5,369,175
		42,981,758

Consumer Services (0.6%)
Rental Services Corp. company
guaranty 9 1/2s, 2014	4,625,000	4,526,678
United Rentals NA, Inc.
sr. sub. notes 7s, 2014	7,080,000	7,221,600
		11,748,278

Energy (9.5%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	12,435,000	11,766,619
Chaparral Energy, Inc. 144A
sr. notes 8 7/8s, 2017	6,790,000	6,111,000
CHC Helicopter Corp.
sr. sub. notes 7 3/8s, 2014
(Canada)	8,565,000	7,965,450
Chesapeake Energy Corp.
company guaranty 7 3/4s, 2015	3,787,000	3,839,071
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	6,635,000	6,751,113
Chesapeake Energy Corp.
sr. notes 7s, 2014	2,775,000	2,761,125
Complete Production
Services, Inc. company guaranty
8s, 2016 (S)	3,940,000	3,792,250
Compton Petroleum Corp.
company guaranty 7 5/8s, 2013
(Canada)	9,015,000	8,564,250
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	4,580,000	4,259,400
Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	4,460,000	4,437,700
Dresser-Rand Group, Inc.
company guaranty 7 3/8s, 2014	2,709,000	2,641,275
Encore Acquisition Co.
sr. sub. notes 6 1/4s, 2014	2,265,000	2,066,813
Encore Acquisition Co.
sr. sub. notes 6s, 2015	7,644,000	6,726,720
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	5,210,000	5,249,075
Forest Oil Corp. sr. notes
8s, 2011	4,319,000	4,405,380
Hanover Equipment Trust sec.
notes Ser. B, 8 3/4s, 2011	1,660,000	1,705,650
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	6,030,000	5,864,175
Hilcorp Energy I LP/Hilcorp
Finance Co. 144A sr. notes
9s, 2016	2,335,000	2,364,188
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	2,350,000	2,162,000
Inergy LP/Inergy Finance Corp.
sr. notes 6 7/8s, 2014	9,910,000	9,464,050

CORPORATE BONDS AND NOTES (81.9%)* continued

	Principal amount	Value

Energy continued
Massey Energy Co.
sr. notes 6 5/8s, 2010	$6,690,000	$6,572,925
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014	6,730,000	6,469,213
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	6,055,000	5,767,388
Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011	3,484,289	3,588,027
Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014	3,335,000	3,424,615
Peabody Energy Corp. company
guaranty 7 3/8s, 2016	2,655,000	2,674,913
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	6,750,000	6,260,625
PetroHawk Energy Corp.
company guaranty 9 1/8s, 2013	10,770,000	11,227,725
Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015	1,825,000	1,733,750
Plains Exploration &
Production Co. company
guaranty 7s, 2017	4,570,000	4,158,700
Pogo Producing Co.
sr. sub. notes 7 7/8s, 2013	2,690,000	2,710,175
Pogo Producing Co.
sr. sub. notes 6 7/8s, 2017	5,605,000	5,647,038
Pride International, Inc.
sr. notes 7 3/8s, 2014	5,765,000	5,822,650
Quicksilver Resources, Inc.
company guaranty 7 1/8s, 2016	3,675,000	3,509,625
Sabine Pass LNG LP sec.
notes 7 1/2s, 2016	3,775,000	3,671,188
Stallion Oilfield Services/Stallion
Oilfield Finance Corp. 144A
sr. unsec. notes 9 3/4s, 2015	5,355,000	5,167,575
Targa Resources, Inc. 144A
guaranty 8 1/2s, 2013 company	7,575,000	7,272,000
Whiting Petroleum Corp.
company guaranty 7s, 2014	7,100,000	6,691,750
		195,267,186

Entertainment (1.5%)
AMC Entertainment, Inc.
company guaranty 11s, 2016	3,288,000	3,419,520
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	1,039,000	961,075
Avis Budget Car Rental, LLC
company guaranty 7 3/4s, 2016	4,160,000	4,035,200
Avis Budget Car Rental, LLC
company guaranty 7 5/8s, 2014	2,720,000	2,652,000
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	4,935,000	4,564,875
Hertz Corp. company
guaranty 8 7/8s, 2014	5,330,000	5,516,550
Marquee Holdings, Inc. sr. disc.
notes 12s, 2014	5,200,000	4,368,000

CORPORATE BONDS AND NOTES (81.9%)* continued

	Principal amount	Value

Entertainment continued
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	$1,960,000	$1,945,300
Universal City Florida Holding Co.
sr. notes FRN 10.106s, 2010	3,396,000	3,429,960
		30,892,480

Financial (3.9%)
E*Trade Financial Corp. sr. unsec.
notes 8s, 2011	8,275,000	7,902,625
Finova Group, Inc. notes 7
1/2s, 2009	8,809,809	1,806,011
General Motors Acceptance
Corp. notes 7 3/4s, 2010	8,695,000	8,275,936
General Motors Acceptance
Corp. notes 7s, 2012	2,490,000	2,172,935
General Motors Acceptance
Corp. notes 6 7/8s, 2012	15,110,000	13,348,250
General Motors Acceptance
Corp. notes 6 3/4s, 2014	14,926,000	12,667,204
General Motors Acceptance
Corp. notes FRN 7.56s, 2014	3,974,000	3,358,213
General Motors Acceptance
Corp. sr. unsub. notes 5.85s, 2009	7,470,000	7,096,112
GMAC LLC unsub. notes
6 5/8s, 2012	2,265,000	1,955,020
HUB International Holdings, Inc.
144A sr. notes 9s, 2014	915,000	860,100
HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015	1,285,000	1,169,350
Leucadia National Corp. 144A
sr. notes 7 1/8s, 2017	3,590,000	3,392,550
Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014
(Bermuda) (S)	4,925,000	4,580,250
Realogy Corp. 144A
sr. notes 10 1/2s, 2014 (R)	12,675,000	10,678,688
USI Holdings Corp. 144A
sr. notes FRN 9.433s, 2014	840,000	781,200
		80,044,444

Food (0.9%)
Archibald Candy Corp. company
guaranty 10s, 2007 (In default) (F) †	878,534	45,905
Chiquita Brands International, Inc.
sr. notes 8 7/8s, 2015	820,000	705,200
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	5,035,000	4,128,700
Dean Foods Co. company
guaranty 7s, 2016	3,405,000	3,132,600
Del Monte Corp. company
guaranty 6 3/4s, 2015	690,000	655,500
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	6,390,000	6,453,900
Pilgrim’s Pride Corp. sr. unsec.
7 5/8s, 2015	960,000	955,200
Pinnacle Foods Finance LLC 144A
sr. sub. notes 10 5/8s, 2017	2,590,000	2,356,900
		18,433,905

CORPORATE BONDS AND NOTES (81.9%)* continued

	Principal amount	Value

Gaming & Lottery (3.4%)
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	$3,345,000	$3,324,094
Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	5,815,000	5,466,100
Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	790,000	746,550
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	3,382,000	3,508,825
MGM Mirage, Inc. company
guaranty 6s, 2009	7,177,000	7,114,201
MGM Mirage, Inc. sr. notes
6 3/4s, 2012	2,000	1,940
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015 (S)	5,015,000	4,613,800
Pinnacle Entertainment, Inc.
sr. sub. notes 8 3/4s, 2013	155,000	157,325
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	4,935,000	4,959,675
Scientific Games Corp. company
guaranty 6 1/4s, 2012	6,245,000	5,948,363
Station Casinos, Inc.
sr. notes 6s, 2012	6,690,000	6,204,975
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	12,655,000	10,313,825
Wimar Opco, LLC. 144A
sr. sub. notes 9 5/8s, 2014	15,345,000	11,355,300
Wynn Las Vegas, LLC/Wynn
Las Vegas Capital Corp. 1st mtge.
6 5/8s, 2014	5,975,000	5,780,813
		69,495,786

Health Care (6.3%)
Accellent, Inc. company
guaranty 10 1/2s, 2013	5,320,000	4,921,000
Community Health Systems, Inc.
144A sr. notes 8 7/8s, 2015	10,855,000	10,841,431
DaVita, Inc. company
guaranty 6 5/8s, 2013	4,470,000	4,324,725
Elan Finance PLC/Elan
Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	3,010,000	2,934,750
HCA, Inc. notes 6 3/8s, 2015	2,250,000	1,833,750
HCA, Inc. notes 5 3/4s, 2014	2,385,000	1,913,963
HCA, Inc. sr. notes 7 7/8s, 2011	116,000	112,230
HCA, Inc. 144A sec. notes
9 1/4s, 2016	9,070,000	9,319,425
HCA, Inc. 144A sec. notes
9 1/8s, 2014	6,215,000	6,370,375
HCA, Inc. 144A sec.
sr. notes 9 5/8s, 2016 ‡‡	7,800,000	8,063,250
Health Management
Associates, Inc. sr. notes
6 1/8s, 2016	6,020,000	5,261,083
IASIS Healthcare/IASIS
Capital Corp.
sr. sub. notes 8 3/4s, 2014	400,000	390,000
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	1,650,000	1,522,125

CORPORATE BONDS AND NOTES (81.9%)* continued

	Principal amount	Value

Health Care continued
Psychiatric Solutions, Inc.
company guaranty 7 3/4s, 2015	$4,952,000	$4,852,960
Select Medical Corp. company
guaranty 7 5/8s, 2015	6,010,000	5,213,675
Service Corporation International
debs. 7 7/8s, 2013	3,897,000	3,955,860
Service Corporation International
sr. notes 7s, 2017	1,970,000	1,861,650
Service Corporation International
sr. notes 6 3/4s, 2016	6,820,000	6,427,850
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	8,140,000	7,794,050
Sun Healthcare Group, Inc.
144A sr. sub. notes 9 1/8s, 2015	3,875,000	3,875,000
Surgical Care Affiliates, Inc.
144A sr. notes 8 7/8s, 2015 ‡‡	2,335,000	2,159,875
Surgical Care Affiliates, Inc.
144A sr. sub. notes 10s, 2017	1,335,000	1,234,875
Tenet Healthcare Corp.
notes 7 3/8s, 2013	7,500,000	6,225,000
Tenet Healthcare Corp.
sr. notes 9 7/8s, 2014	3,180,000	2,814,300
US Oncology, Inc. company
guaranty 9s, 2012	4,985,000	4,985,000
Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	6,874,000	6,427,190
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	6,415,000	6,880,088
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	2,255,000	2,249,363
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	1,730,000	1,682,425
Ventas Realty LP/Capital Corp.
sr. notes 6 1/2s, 2016 (R)	2,310,000	2,223,375
		128,670,643

Homebuilding (0.4%)
D.R. Horton, Inc.
sr. notes 7 7/8s, 2011	4,000	3,928
K. Hovnanian Enterprises, Inc.
company guaranty 8 7/8s, 2012	2,100,000	1,680,000
K. Hovnanian Enterprises, Inc.
sr. notes 8 5/8s, 2017	500,000	395,000
Meritage Homes Corp. company
guaranty 6 1/4s, 2015 (S)	4,735,000	3,740,650
Meritage Homes Corp. sr. notes
7s, 2014	760,000	619,400
Standard Pacific Corp. sr. notes
7 3/4s, 2013	2,065,000	1,569,400
Standard Pacific Corp. sr. notes
6 1/2s, 2008	1,572,000	1,414,800
		9,423,178

Household Furniture and Appliances (0.5%)
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	9,697,000	9,478,818

CORPORATE BONDS AND NOTES (81.9%)* continued

Principal amount		Value

Lodging/Tourism (0.6%)
FelCor Lodging LP company
guaranty 8 1/2s, 2008 (R)	$2,685,000	$2,812,538
Host Marriott LP company
guaranty Ser. Q, 6 3/4s, 2016 (R)	130,000	126,425
Host Marriott LP sr. notes 7 1/8s,
2013 (R)	100,000	99,500
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	9,300,000	8,997,750
		12,036,213

Media (1.9%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	3,780,000	3,780,000
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	6,635,000	6,635,000
Affinity Group, Inc.
sr. sub. notes 9s, 2012	6,205,000	6,453,200
Idearc, Inc. company guaranty 8s, 2016	11,540,000	11,395,750
Interpublic Group
of Companies, Inc. notes 6 1/4s, 2014	425,000	378,250
Nielsen Finance LLC/Nielsen
Finance Co. company guaranty 10s, 2014	4,980,000	5,104,500
Nielsen Finance LLC/Nielsen
Finance Co. 144A sr. disc.
notes stepped-coupon zero %
(12 1/2s, 8/2/11), 2016 ††	7,775,000	5,228,688
		38,975,388

Publishing (1.9%)
American Media, Inc. company
guaranty 8 7/8s, 2011	1,500,000	1,320,000
American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	5,105,000	4,492,400
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	3,499,006	3,407,157
Cenveo Corp.,
sr. sub. notes 7 7/8s, 2013	1,877,000	1,717,455
Dex Media, Inc. disc.
notes stepped-coupon zero %
(9s,11/15/08), 2013 ††	2,710,000	2,499,975
Dex Media, Inc. notes 8s, 2013	1,580,000	1,568,150
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013	4,210,000	3,967,925
R.H. Donnelley Corp.
sr. notes 6 7/8s, 2013	2,495,000	2,351,538
R.H. Donnelley Corp.
sr. notes Ser. A-3, 8 7/8s, 2016	4,465,000	4,576,625
Reader’s Digest Association, Inc.
(The) 144A sr. sub. notes 9s, 2017	5,105,000	4,390,300
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	8,778,000	7,724,640
Vertis, Inc. 144A
sub. notes 13 1/2s, 2009	2,405,000	1,755,650
		39,771,815

CORPORATE BONDS AND NOTES (81.9%)* continued

	Principal amount	Value

Restaurants (0.3%)
Buffets, Inc. company
guaranty 12 1/2s, 2014	$6,830,000	$5,259,100
OSI Restaurant Partners, Inc.
144A sr. notes 10s, 2015	2,035,000	1,755,188
		7,014,288

Retail (1.7%)
Asbury Automotive Group, Inc.
sr. sub. notes 8s, 2014	3,510,000	3,352,050
Autonation, Inc. company
guaranty 7s, 2014	1,070,000	1,007,138
Autonation, Inc. company
guaranty FRN 7.36s, 2013	1,650,000	1,551,000
Harry & David Holdings, Inc.
company guaranty 9s, 2013	3,645,000	3,462,750
Harry & David Holdings, Inc.
company guaranty FRN
10.36s, 2012	1,125,000	1,096,875
Michaels Stores, Inc. 144A
sr. sub. notes 11 3/8s, 2016	7,115,000	6,919,338
Neiman-Marcus Group, Inc.
company guaranty 9s, 2015	3,490,000	3,681,950
Rite Aid Corp. company
guaranty 9 3/8s, 2015	4,590,000	4,176,900
Rite Aid Corp. company
guaranty 7 1/2s, 2015	3,420,000	3,197,700
Rite Aid Corp. secd. notes
7 1/2s, 2017	985,000	916,050
United Auto Group, Inc. company
guaranty 7 3/4s, 2016	4,915,000	4,693,825
		34,055,576

Technology (5.9%)
Activant Solutions, Inc. company
guaranty 9 1/2s, 2016	2,890,000	2,557,650
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	3,891,000	3,404,625
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	7,327,000	6,795,793
Amkor Technologies, Inc.
sr. unsecd. notes 9 1/4s, 2016	1,005,000	974,850
Avago Technologies Finance company
guaranty 11 7/8s, 2015
(Singapore)	1,160,000	1,258,600
Avago Technologies Finance company
guaranty 10 1/8s, 2013 (Singapore)	1,175,000	1,227,875
Avago Technologies Finance company
guaranty FRN 10.86s, 2013
(Singapore)	90,000	91,350
Celestica, Inc. sr. sub. notes
7 7/8s, 2011 (Canada)	1,880,000	1,786,000
Celestica, Inc. sr. sub. notes
7 5/8s, 2013 (Canada)	2,965,000	2,712,975
CHR Intermediate Holding Corp.
144A sr. notes 12.61s, 2013 ‡‡	2,440,000	2,430,850
Compucom Systems, Inc. 144A
sr. notes 12s, 2014	4,540,000	5,402,600

CORPORATE BONDS AND NOTES (81.9%)* continued

	Principal amount	Value

Technology continued
Freescale Semiconductor, Inc.
sr. sec. notes 10 1/8s, 2016 (S)	$6,615,000	$5,755,050
Freescale Semiconductor, Inc.
sr. unsec. 9 1/8s, 2014 ‡‡ (S)	5,620,000	5,029,900
Freescale Semiconductor, Inc.
sr. unsec. 8 7/8s, 2014	8,000,000	7,380,000
Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	1,860,000	1,883,250
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	7,081,000	7,116,405
Iron Mountain, Inc. company
guaranty 7 3/4s, 2015	125,000	121,563
Iron Mountain, Inc. company
guaranty 6 5/8s, 2016	235,000	211,500
Lucent Technologies, Inc.
debs. 6.45s, 2029	8,064,000	6,773,760
Lucent Technologies, Inc.
notes 5 1/2s, 2008	1,435,000	1,422,444
New ASAT Finance, Ltd.
company guaranty 9 1/4s, 2011
(Cayman Islands)	3,055,000	2,291,250
Nortel Networks, Ltd. 144A
company guaranty 10 3/4s, 2016
(Canada)	1,675,000	1,737,813
Nortel Networks, Ltd. 144A
company guaranty FRN 9.61s,
2011 (Canada)	4,925,000	4,937,313
NXP BV/NXP Funding, LLC sec.
FRN 8.11s, 2013 (Netherlands)	4,720,000	4,277,500
NXP BV/NXP Funding, LLC sec.
notes 7 7/8s, 2014 (Netherlands)	7,885,000	7,116,213
Open Solutions, Inc. 144A
sr. sub. notes 9 3/4s, 2015	3,355,000	3,187,250
Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)	2,580,000	2,479,023
Solectron Global Finance Corp.
company guaranty 8s, 2016	2,290,000	2,433,125
SunGard Data Systems, Inc.
company guaranty 10 1/4s, 2015	4,796,000	4,939,880
SunGard Data Systems, Inc.
company guaranty 9 1/8s, 2013	13,099,000	13,524,718
Travelport LLC company
guaranty 11 7/8s, 2016	1,450,000	1,497,125
Travelport LLC company
guaranty 9 7/8s, 2014	2,175,000	2,191,313
Unisys Corp. sr. notes 8s, 2012	3,745,000	3,501,575
Xerox Capital Trust I company
guaranty 8s, 2027	3,365,000	3,339,763
		121,790,901

Textiles (1.2%)
Hanesbrands, Inc. company
guaranty FRN Ser. B, 8.784s, 2014	7,695,000	7,685,381
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	8,088,000	8,371,080

CORPORATE BONDS AND NOTES (81.9%)* continued

	Principal amount	Value

Textiles continued
Levi Strauss & Co.
sr. notes 8 7/8s, 2016	$4,115,000	$4,135,575
Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	4,325,000	4,335,813
		24,527,849

Transportation (—%)
Delta Air Lines, Inc. 8.3s,
2029 (In default) †	5,560,000	305,800
Northwest Airlines, Inc. 10s, 2009	3,885,000	388,500
		694,300

Utilities & Power (5.0%)
AES Corp. (The) sr. notes
8 7/8s, 2011	808,000	834,260
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	7,580,000	7,902,150
Cleveland Electric
Illuminating Co. (The) 144A
sr. notes Ser. D, 7.88s, 2017	10,000	11,476
CMS Energy Corp. sr. notes
9 7/8s, 2007	175,000	175,615
CMS Energy Corp. sr. notes
8 1/2s, 2011	1,294,000	1,377,535
CMS Energy Corp. sr. notes
7 3/4s, 2010	1,760,000	1,832,579
Colorado Interstate Gas Co.
debs. 6.85s, 2037	3,610,000	3,546,962
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015	1,020,000	999,260
Dynegy-Roseton Danskamme
company guaranty Ser. A,
7.27s, 2010	3,565,000	3,565,000
Dynegy-Roseton Danskamme
company guaranty Ser. B,
7.67s, 2016	5,430,000	5,375,700
Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	2,075,000	2,090,563
Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013 (S)	2,495,000	2,513,713
Edison Mission Energy 144A
sr. notes 7.2s, 2019	3,925,000	3,709,125
Edison Mission Energy 144A
sr. notes 7s, 2017	2,750,000	2,598,750
El Paso Natural Gas Co.
debs. 8 5/8s, 2022	1,775,000	2,061,776
Ferrellgas LP/Finance
sr. notes 8 3/4s, 2012	217,000	221,340
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	5,575,000	5,296,250
Mirant Americas Generation, Inc.
sr. notes 8.3s, 2011	4,480,000	4,424,000
Mirant North America, LLC company
guaranty 7 3/8s, 2013	6,700,000	6,666,500
NRG Energy, Inc. company
guaranty 7 3/8s, 2017	2,710,000	2,676,125
NRG Energy, Inc. sr. notes
7 3/8s, 2016	14,110,000	13,933,625

CORPORATE BONDS AND NOTES (81.9%)* continued

	Principal amount	Value

Utilities & Power continued
Orion Power Holdings, Inc.
sr. notes 12s, 2010	$2,510,000	$2,735,900
SEMCO Energy, Inc.
sr. notes 7 3/4s, 2013	4,925,000	4,993,073
SEMCO Energy, Inc. 144A
sr. notes 7 3/4s, 2013	138,000	138,173
Sierra Pacific Power Co. general
ref. mtge. 6 1/4s, 2012	1,238,000	1,267,225
Sierra Pacific Resources
sr. notes 8 5/8s, 2014	3,540,000	3,746,145
Teco Energy, Inc. notes 7.2s, 2011	1,680,000	1,733,310
Teco Energy, Inc. notes 7s, 2012	2,785,000	2,855,948
Teco Energy, Inc.
sr. notes 6 3/4s, 2015	370,000	374,312
Tennessee Gas Pipeline Co.
debs. 7s, 2028	710,000	714,690
Tennessee Gas Pipeline Co. unsec.
notes 7 1/2s, 2017	1,495,000	1,612,006
Transcontinental Gas
Pipeline Corp. debs. 7 1/4s, 2026	5,220,000	5,454,900
Utilicorp United, Inc.
sr. notes 9.95s, 2011	173,000	186,798
Williams Cos., Inc. (The)
notes 8 1/8s, 2012	25,000	26,813
Williams Cos., Inc. (The)
notes 7 5/8s, 2019	1,525,000	1,620,313
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	1,915,000	1,919,788
Williams Partners LP/ Williams
Partners Finance Corp. company
guaranty 7 1/4s, 2017	2,050,000	2,029,500
		103,221,198

Total corporate bonds and notes (cost $1,752,566,597)		$1,685,333,496

SENIOR LOANS (5.8%)* (c)

	Principal amount	Value

Automotive (0.1%)
Dana Corp. bank term loan FRN
7.98s, 2008	$1,300,000	$1,275,083
United Components, Inc. bank term
loan FRN Ser. D, 7.8s, 2012 ##	330,000	318,450
		1,593,533

Basic Materials (0.3%)
Domtar Corp. bank term loan FRN
6.735s, 2014 (Canada) ##	4,270,000	4,084,255
Huntsman International, LLC bank
term loan FRN Ser. B, 7.07s, 2012	1,125,000	1,100,860
		5,185,115

SENIOR LOANS (5.8%)* continued

	Principal amount	Value

Broadcasting (0.2%)
Univision Communications, Inc.
bank term loan FRN Ser. B,
7.61s, 2014	$4,458,389	$4,116,578
Univision Communications, Inc.
bank term loan FRN Ser. DD,
7 3/4s, 2014 (U)	286,611	264,637
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7 7/8s, 2012	238,910	220,992
		4,602,207

Cable Television (0.1%)
Cablevision Systems Corp. bank
term loan FRN 7.07s, 2013	2,495,000	2,389,409

Capital Goods (0.2%)
McKechnie Holdings, LLC bank term
loan FRN 10.36s, 2015
(United Kingdom)	1,415,000	1,315,950
Wesco Aircraft Hardware Corp. bank
term loan FRN 11.11s, 2014	3,425,000	3,356,500
		4,672,450

Communication Services (0.2%)
Hawaiian Telcom
Communications, Inc. bank term
loan FRN Ser. C, 7.61s, 2014	3,015,000	2,855,205
Cricket Communications, Inc. bank
term loan FRN Ser. B, 7.36s, 2013	495,000	480,398
		3,335,603

Consumer Cyclicals (2.1%)
Adesa, Inc. bank term loan FRN
7.61s, 2013	1,800,000	1,684,125
Aramark Corp. bank term loan FRN
7.36s, 2014	3,306,612	3,181,788
Aramark Corp. bank term loan FRN
5.36s, 2014	232,632	223,850
Claire’s Stores, Inc. bank term
loan FRN 8.11s, 2014	6,060,000	5,547,427
Federal Mogul Corp. bank term loan
FRN Ser. A, 7.57s, 2008	2,735,000	2,632,438
Federal Mogul Corp. bank term loan
FRN Ser. B, 7.82s, 2008	6,365,000	6,119,948
GateHouse Media, Inc. bank term
loan FRN 7.61s, 2014 ##	2,399,620	2,171,656
GateHouse Media, Inc. bank term
loan FRN 7.36s, 2014 ##	895,380	810,319
Golden Nugget, Inc. bank term loan
FRN Ser. B, 7.552s, 2014	690,455	654,206
Golden Nugget, Inc. bank term loan
FRN Ser. DD, 7 1/2s, 2014 (U)	394,545	373,832
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 7.1s, 2010	8,970,000	8,465,438
Isle of Capri Casinos, Inc. bank
term loan FRN 7.11s, 2014	1,374,510	1,305,784
Isle of Capri Casinos, Inc. bank
term loan FRN Ser. A, 7.11s,
2014 (U)	412,353	391,735

SENIOR LOANS (5.8%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Isle of Capri Casinos, Inc. bank
term loan FRN Ser. B, 7 1/4s,
2014 (U)	$549,804	$522,314
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B, 7.11s, 2013	776,160	752,598
Tribune Co. bank term loan FRN
Ser. B, 8.359s, 2014	8,760,000	7,936,017
Trump Hotel & Casino Resort, Inc.
bank term loan FRN 7.862s, 2012	571,667	559,519
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. B-1,
7.9s, 2012	571,667	559,519
		43,892,513

Consumer Staples (0.6%)
Charter Communications, Inc. bank
term loan FRN 7.36s, 2014	711,113	671,684
Citadel Communications bank term
loan FRN Ser. B, 6.985s, 2014	2,175,000	2,001,000
Mediacom Communications
Corp. bank term loan FRN Ser.
C, 7.117s, 2015	4,097,794	3,863,633
National Cinimedia, Inc. bank term
loan FRN 7.11s, 2015	875,000	822,500
Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 8.11s, 2014	2,985,000	2,845,699
Six Flags Theme Parks bank term
loan FRN 7 3/4s, 2015	2,240,000	2,084,799
		12,289,315

Energy (0.6%)
Key Energy Services, Inc. bank
term loan FRN 8s, 2010	910,000	889,525
Key Energy Services, Inc. bank
term loan FRN Ser. B, 7.843s, 2012	965,046	943,332
Sandridge Energy bank term loan
FRN 8.985s, 2014	1,965,000	1,940,438
Sandridge Energy bank term loan
FRN 8 5/8s, 2015	8,245,000	8,059,488
		11,832,783

Financial (0.1%)
Realogy Corp. bank term loan FRN
5.32s, 2013 (R)	720,152	652,938
Realogy Corp. bank term loan FRN
Ser. B, 8.36s, 2013 (R)	2,674,848	2,425,197
		3,078,135

Health Care (0.9%)
Community Health Systems, Inc.
bank term loan FRN Ser. B,
7 3/4s, 2014	3,984,772	3,821,508
Community Health Systems, Inc.
bank term loan FRN Ser. DD,
7 3/4s, 2014 (U)	268,827	257,813
Fenwal Controls of Japan, LTD.
bank term loan FRN 7.61s, 2014
(Japan)	3,604,593	3,302,708

SENIOR LOANS (5.8%)* continued

Principal amount		Value

Health Care continued
Fenwal Controls of Japan, LTD.
bank term loan FRN Ser. DD,
7 3/4s, 2014 (Japan) (U)	$602,271	$551,831
Healthsouth Corp. bank term
loan FRN Ser. B, 7.86s, 2013	3,380,283	3,245,072
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan
FRN 10.606s, 2014	5,175,000	4,761,000
Psychiatric Solutions, Inc. bank
term loan FRN Ser. B, 7.11s, 2012	620,000	593,650
Surgical Care Affiliates, Inc.
bank term loan FRN Ser. B,
7.57s, 2015	1,250,000	1,131,250
		17,664,832

Media (0.1%)
Idearc, Inc. bank term loan FRN
Ser. B, 7.36s, 2014	3,130,000	3,024,719

Retail (0.1%)
Michaels Stores, Inc. bank term
loan FRN Ser. B, 7 5/8s, 2013	2,259,309	2,124,557

Technology (0.1%)
Compucom Systems, Inc. bank
term loan FRN 8.86s, 2014	2,795,000	2,690,188

Transportation (0.1%)
United Airlines Corp. bank term
loan FRN Ser. B, 7 3/8s, 2014	1,243,750	1,166,274

Total senior loans (cost $125,118,439)		$119,541,633

CONVERTIBLE BONDS AND NOTES (2.4%)*

Principal amount		Value

Acquicor Technology, Inc.
144A cv. notes 8s, 2011	$2,357,000	$1,891,493
Alliant Techsystems, Inc. cv. sr.
sub. notes 2 3/4s, 2024	2,965,000	4,106,525
DRS Technologies, Inc.
144A cv. unsec. notes 2s, 2026	8,690,000	8,983,288
Intel Corp. cv. sub. bonds
2.95s, 2035	4,395,000	4,493,888
International Coal Group, Inc.
144A cv. company guaranty 9s, 2012	4,275,000	4,330,575
L-3 Communications Corp.
144A cv. bonds 3s, 2035	5,115,000	5,824,706
LIN Television Corp. cv. sr. sub.
notes 2 1/2s, 2033	1,765,000	1,716,463
NII Holdings, Inc. 144A cv. sr.
unsec. notes 3 1/8s,2012	3,720,000	3,668,850
Omnicare, Inc. cv. debs. Ser. OCR,
3 1/4s, 2035	7,800,000	6,113,250
Safeguard Scientifics, Inc. cv. sr.
notes 2 5/8s, 2024	425,000	337,344

CONVERTIBLE BONDS AND NOTES (2.4%)* continued

	Principal amount	Value

Sinclair Broadcast Group, Inc. cv. sr.
sub. notes stepped-coupon
4 7/8s (2s, 1/15/11) 2018 ††	$3,155,000	$2,926,263
Trinity Industries, Inc. cv. sub.
notes 3 7/8s, 2036	4,337,000	4,402,055

Total convertible bonds and notes (cost $47,173,607)		$48,794,700

CONVERTIBLE PREFERRED STOCKS (1.9%)*

	Shares	Value

Chesapeake Energy Corp.
6.25% cv. pfd.	12,312	$3,241,134
Citigroup Funding, Inc. Ser.
GNW, zero % cv. pfd.	206,540	5,677,785
Crown Castle International Corp.
$3.125 cum. cv. pfd.	88,505	4,956,280
Digital Realty Trust, Inc.
$1.094 cv. pfd.	103,440	2,456,700
Emmis Communications Corp.
Ser. A, $3.125 cum. cv. pfd.	83,405	3,503,010
Entertainment Properties Trust
Ser. C, $1.437 cum. cv. pfd. (R)	141,040	2,908,950
Freeport-McMoRan Copper &
Gold, Inc. $6.75 cv. pfd.	39,113	5,162,916
Interpublic Group
of Companies, Inc. 144A Ser. B,
5.25% cum. cv. pfd	4,964	5,071,347
Northrop Grumman Corp. Ser. B,
$7.00 cum. cv. pfd.	41,825	6,075,081

Total convertible preferred stocks (cost $36,019,619)		$39,053,203

COMMON STOCKS (1.2%)*

	Shares	Value

Adelphia Contingent Value Vehicle
(Ser. ACC-1) †	8,448,187	$675,855
Bohai Bay Litigation, LLC
(Units) (F) §	3,899	55,172
Cinemark Holdings, Inc.	181,700	3,266,966
Compass Minerals
International, Inc.	4,728	161,083
Complete Production
Services, Inc. †	135,700	3,012,540
Contifinancial Corp. Liquidating
Trust Units (F) †	32,554,805	3,255
Decrane Aircraft Holdings, Inc. (F) † §	29,311	29
Delta Air Lines, Inc. †	127,628	2,154,361
DigitalGlobe, Inc. 144A † §	645,566	581,009
Jarden Corp. †	95,645	3,136,200
Northwest Airlines Corp. †	93,354	1,734,517
Pinnacle Entertainment, Inc. †	117,825	3,277,892
Samsonite Corp.	735,508	1,029,711
VFB LLC (acquired various dates
from 12/21/99 to 12/8/03,
cost $9,772,641) (F) ‡ † §	12,955,347	267,994

COMMON STOCKS (1.2%)* continued

			Shares	Value

Williams Cos., Inc. (The)			171,182	$5,306,642
XCL Warranty Escrow (F) §			3,899	556,558

Total common stocks (cost $55,992,504)				$25,219,784

COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%)*

		Principal amount		Value

DLJ Commercial Mortgage
Corp. 144A Ser. 98-CF2,
Class B5, 5.95s, 2031			$3,816,434	$3,636,527
GE Capital Commercial
Mortgage Corp. 144A Ser. 00-1,
Class G, 6.131s, 2033			2,470,000	2,311,599
Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s,
2040 (Canada)			2,435,000	1,977,201
Ser. 04-1A, Class K, 5.45s,
2040 (Canada)			880,000	665,844
Ser. 04-1A, Class L, 5.45s,
2040 (Canada)			400,000	281,938

Total collateralized mortgage obligations
(cost $7,553,086)				$8,873,109

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)* (cost $3,714,407)

		Principal amount		Value

Argentina (Republic of ) FRB
5.389s, 2012			$3,978,125	$3,501,467

WARRANTS (—%)* †

	Expiration date	Strike Price	Warrants	Value

Dayton Superior
Corp. 144A (F)	6/15/09	$ .01	8,614	$81,304
Decrane Aircraft
Holdings Co. Class B	6/30/10	116	1	1
Decrane Aircraft
Holdings Co. Class B	6/30/10	116	1	1
MDP Acquisitions
PLC 144A (Ireland)	10/01/13	EUR .001	4,599	128,772
ZSC Specialty
Chemicals PLC 144A
(United Kingdom)	6/30/11	GBP .01	300,000	3,000
ZSC Specialty
Chemicals PLC
(Preferred) 144A
(United Kingdom)	6/30/11	GBP .01	300,000	3,000

Total warrants (cost $706,284)				$216,078

PREFERRED STOCKS (—%)* (cost $244,766)

	Shares	Value

Decrane Aircraft Holdings, Inc.
$16.00 pfd. ‡‡	21,000	$147,000

SHORT-TERM INVESTMENTS (5.8%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.00%
to 5.88% and due dates ranging
from September 4, 2007 to
October 16, 2007 (d)	$24,762,544	$24,705,245
Putnam Prime Money Market Fund (e)	95,176,985	95,176,985

Total short-term investments (cost $119,882,230)		$119,882,230

TOTAL INVESTMENTS

Total investments (cost $2,148,971,539)		$2,050,562,700

* Percentages indicated are based on net assets of $2,056,635,786.

 † Non-income-producing security.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2007 was $267,994 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ Affiliated Companies (Note 9).

## Forward commitments (Note 1).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at August 31, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at August 31, 2007.

(U) A portion of the position represents unfunded loan commitments (Note 8).

At August 31, 2007, liquid assets totaling $86,422,771 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2007.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/07

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$6,598,414	$6,604,849	12/19/07	$(6,435)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/07

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$32,748,428	$32,534,182	9/19/07	$(214,246)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/07

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	(paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Nalco, Co.
7.75%,11/15/11	$ —	$ 1,160,000	9/20/12	350 bp	$ (2,662)

Bear, Stearns Credit Products, Inc.
Claire’s Stores,
9 5/8%, 6/1/15	—	730,000	6/20/12	230 bp	(45,724)
Citibank, N.A.
Freescale
Semiconductor, 8 7/8%,
12/15/14	—	3,225,000	9/20/12	495 bp	(50,737)

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	—	1,505,000	6/20/09	(165 bp)	(64,661)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	2,065,000	6/20/17	297 bp	(170,337)

Nalco, Co. 7.75%,
11/15/11	—	1,170,000	9/20/12	320bp	(17,025)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	3,646,000 (F)	(a)	2.461%	196,961

General Motors Corp.,
7 1/8%, 7/15/13	—	4,715,000	9/20/08	620 bp	76,111

General Motors Corp.,
7 1/8%, 7/15/13	—	4,715,000	9/20/07	(427.5 bp)	(41,015)

General Motors Corp.,
7 1/8%, 7/15/13	—	1,005,000	9/20/08	620 bp	16,223

General Motors Corp.,
7 1/8%, 7/15/13	—	1,005,000	9/20/07	(425 bp)	(8,681)

Nalco, Co. 7.75%,
11/15/11	—	1,160,000	9/20/12	370 bp	6,765

JPMorgan Chase Bank, N.A.
General Motors Corp.,
7 1/8%, 7/15/13	—	815,000	9/20/07	(350 bp)	(5,450)

General Motors Corp.,
7 1/8%, 7/15/13	—	815,000	9/20/08	500 bp	1,499

Lehman Brothers Special Financing, Inc.
DJ CDX NA HY Series 8
Index	(63,938)	8,525,000	6/20/12	(275 bp)	315,053

DJ CDX NA HY Series 8
Index 35-60% tranche	—	15,510,000	6/20/12	340 bp	1,085,016

Sungard Data Systems,
Inc., 9 1/8%, 8/15/13	—	2,712,000	9/20/12	395 bp	57,625

Nalco, Co. 7.75%,
11/15/11	—	1,160,000	9/20/12	340 bp	(7,436)

Solectron Global
Finance Ltd, 8%, 3/15/16	—	925,000	3/20/12	390 bp	96,948

Merrill Lynch Capital Services, Inc.
Nalco, Co.
7.75%,11/15/11	—	1,385,000	9/20/12	340 bp	(13,628)

General Motors Corp.,
7 1/8%, 7/15/13	—	3,235,000	9/20/07	(335 bp)	(20,358)

General Motors Corp.,
7 1/8%, 7/15/13	—	3,235,000	9/20/08	500 bp	5,949

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	(paid)**	amount	date	fund per annum	(depreciation)

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	$ —	$ 2,065,000	6/20/17	295 bp	$ (173,083)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—	325,000	6/20/09	190 bp	(12,456)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	2,065,000	6/20/12	225 bp	(101,448)

General Motors Corp.,
7 1/8%, 7/15/13	—	810,000	9/20/07	(335 bp)	(5,097)

General Motors Corp.,
7 1/8%, 7/15/13	—	810,000	9/20/08	500 bp	1,488

Nalco, Co. 7.75%,
11/15/11	—	1,190,000	9/20/12	330 bp	(12,417)

Oshkosh Truck Corp, T/L
B L	—	3,125,000	6/20/12	114 bp	(109,557)

Total					$ 997,866

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

 (F) Security is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/07

ASSETS

Investment in securities, at value, including $24,103,819 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,042,548,950)	$ 1,953,924,953
Affiliated issuers (identified cost $106,422,589) (Notes 5 and 9)	96,637,747

Cash	5,612,822

Foreign currency (cost $303) (Note 1)	307

Dividends, interest and other receivables	39,653,845

Receivable for shares of the fund sold	696,004

Receivable for securities sold	4,836,813

Receivable for sales of delayed delivery securities (Notes 1 and 8)	749,442

Unrealized appreciation on swap contracts (Note 1)	1,859,638

Premium paid on swap contracts (Note 1)	63,938

Receivable for closed forward currency contracts (Note 1)	71,431

Receivable for closed swap contracts (Note 1)	1,899,521

Total assets	2,106,006,461

LIABILITIES

Payable for securities purchased	12,466,472

Payable for purchases of delayed delivery securities (Notes 1 and 8)	3,012,119

Payable for shares of the fund repurchased	2,967,023

Payable for compensation of Manager (Notes 2 and 5)	3,135,071

Payable for investor servicing (Note 2)	310,083

Payable for custodian fees (Note 2)	3,649

Payable for Trustee compensation and expenses (Note 2)	453,063

Payable for administrative services (Note 2)	7,700

Payable for distribution fees (Note 2)	900,778

Payable for open forward currency contracts (Note 1)	220,681

Payable for closed forward currency contracts (Note 1)	68,193

Unrealized depreciation on swap contracts (Note 1)	861,772

Collateral on securities loaned, at value (Note 1)	24,705,245

Other accrued expenses	258,826

Total liabilities	49,370,675

Net assets	$ 2,056,635,786

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$ 3,775,699,134

Undistributed net investment income (Notes 1 and 6)	4,019,538

Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 6)	(1,625,591,240)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies (Note 6)	(97,491,646)

Total — Representing net assets applicable to capital shares outstanding	$ 2,056,635,786

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,570,488,399 divided by 200,887,812 shares)	$7.82

Offering price per class A share (100/96.25 of $7.82)*	$8.12

Net asset value and offering price per class B share ($197,581,122 divided by 25,370,618 shares)**	$7.79

Net asset value and offering price per class C share ($46,276,411 divided by 5,948,311 shares)**	$7.78

Net asset value and redemption price per class M share ($16,162,460 divided by 2,063,865 shares)	$7.83

Offering price per class M share (100/96.75 of $7.83)***	$8.09

Net asset value, offering price and redemption price per class R share ($1,096,078 divided by 140,978 shares)	$7.77

Net asset value, offering price and redemption price per class Y share ($225,031,316 divided by 29,005,023 shares)	$7.76

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/07

INVESTMENT INCOME

Interest (including interest income of $4,298,242 from investments in affiliated issuers) (Note 5)	$184,607,582

Dividends	1,997,562

Securities lending	112,476

Total investment income	186,717,620

EXPENSES

Compensation of Manager (Note 2)	13,166,004

Investor servicing fees (Note 2)	3,739,464

Custodian fees (Note 2)	184,007

Trustee compensation and expenses (Note 2)	99,391

Administrative services (Note 2)	48,220

Distribution fees — Class A (Note 2)	4,267,715

Distribution fees — Class B (Note 2)	2,763,049

Distribution fees — Class C (Note 2)	615,845

Distribution fees — Class M (Note 2)	96,156

Distribution fees — Class R (Note 2)	3,919

Other	547,211

Non-recurring costs (Notes 2 and 10)	1,396

Costs assumed by Manager (Notes 2 and 10)	(1,396)

Fees waived and reimbursed by Manager (Note 5)	(72,517)

Total expenses	25,458,464

Expense reduction (Note 2)	(362,599)

Net expenses	25,095,865

Net investment income	161,621,755

Net realized gain on investments (Notes 1 and 3)	10,340,457

Net increase from payments by affiliate (Note 2)	148,544

Net realized gain on swap contracts (Note 1)	2,727,184

Net realized loss on foreign currency transactions (Note 1)	(1,811,371)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(842,605)

Net unrealized depreciation of investments and swap contracts during the year	(17,318,089)

Net loss on investments	(6,755,880)

Net increase in net assets resulting from operations	$154,865,875

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	8/31/07	8/31/06

Operations:
Net investment income	$ 161,621,755	$ 172,531,273

Net realized gain (loss) on investments and foreign currency transactions	11,404,814	(10,858,700)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(18,160,694)	(57,807,163)

Net increase in net assets resulting from operations	154,865,875	103,865,410

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(123,781,207)	(125,685,964)

Class B	(18,095,563)	(29,512,327)

Class C	(4,019,507)	(4,259,739)

Class M	(1,337,072)	(1,441,939)

Class R	(55,057)	(27,131)

Class Y	(16,558,210)	(15,394,349)

Redemption fees (Note 1)	126,057	161,964

Decrease from capital share transactions (Notes 4 and 6)	(211,245,950)	(367,759,383)

Total decrease in net assets	(220,100,634)	(440,053,458)

NET ASSETS

Beginning of year	2,276,736,420	2,716,789,878

End of year (including undistributed net investment income of $4,019,538 and $289,627, respectively)	$2,056,635,786	$2,276,736,420

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:			RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
August 31, 2007	$7.87	.58(d)	(.04)	.54	(.59)	(.59)	—(f)	$7.82	6.87	$1,570,488	1.03(d)	7.17(d)	57.18
August 31, 2006	8.10	.58(d,e)	(.22)	.36	(.59)	(.59)	—(f)	7.87	4.64(e)	1,657,357	1.01(d,e)	7.26(d,e)	45.50
August 31, 2005	7.98	.56(d)	.16	.72	(.60)	(.60)	—(f)	8.10	9.28	1,851,371	.97(d)	6.94(d)	41.21
August 31, 2004	7.55	.59(d)	.43	1.02	(.59)	(.59)	—(f)	7.98	13.95	1,924,073	.99(d)	7.55(d)	61.68
August 31, 2003	6.86	.67	.71	1.38	(.69)	(.69)	—	7.55	21.27	2,271,756.98		9.41	75.18

CLASS B
August 31, 2007	$7.84	.51(d)	(.04)	.47	(.52)	(.52)	—(f)	$7.79	6.05	$197,581	1.78(d)	6.42(d)	57.18
August 31, 2006	8.06	.51(d,e)	(.20)	.31	(.53)	(.53)	—(f)	7.84	3.99(e)	342,227	1.76(d,e)	6.52(d,e)	45.50
August 31, 2005	7.94	.50(d)	.16	.66	(.54)	(.54)	—(f)	8.06	8.49	543,515	1.72(d)	6.19(d)	41.21
August 31, 2004	7.52	.53(d)	.42	.95	(.53)	(.53)	—(f)	7.94	13.01	672,232	1.74(d)	6.80(d)	61.68
August 31, 2003	6.84	.62	.70	1.32	(.64)	(.64)	—	7.52	20.31	879,566	1.73	8.67	75.18

CLASS C
August 31, 2007	$7.84	.52(d)	(.05)	.47	(.53)	(.53)	—(f)	$7.78	5.95	$46,276	1.78(d)	6.42(d)	57.18
August 31, 2006	8.06	.51(d,e)	(.20)	.31	(.53)	(.53)	—(f)	7.84	4.02(e)	63,687	1.76(d,e)	6.50(d,e)	45.50
August 31, 2005	7.95	.50(d)	.15	.65	(.54)	(.54)	—(f)	8.06	8.39	75,498	1.72(d)	6.18(d)	41.21
August 31, 2004	7.52	.54(d)	.42	.96	(.53)	(.53)	—(f)	7.95	13.15	63,866	1.74(d)	6.80(d)	61.68
August 31, 2003	6.85	.62	.68	1.30	(.63)	(.63)	—	7.52	20.08	87,008	1.73	8.49	75.18

CLASS M
August 31, 2007	$7.88	.56(d)	(.05)	.51	(.56)	(.56)	—(f)	$7.83	6.54	$16,162	1.28(d)	6.92(d)	57.18
August 31, 2006	8.10	.56(d,e)	(.22)	.34	(.56)	(.56)	—(f)	7.88	4.46(e)	19,785	1.26(d,e)	7.00(d,e)	45.50
August 31, 2005	7.98	.54(d)	.15	.69	(.57)	(.57)	—(f)	8.10	8.95	23,265	1.22(d)	6.69(d)	41.21
August 31, 2004	7.55	.57(d)	.43	1.00	(.57)	(.57)	—(f)	7.98	13.64	26,295	1.24(d)	7.28(d)	61.68
August 31, 2003	6.87	.65	.70	1.35	(.67)	(.67)	—	7.55	20.80	45,017	1.23	9.12	75.18

CLASS R
August 31, 2007	$7.85	.56(d)	(.07)	.49	(.57)	(.57)	—(f)	$7.77	6.24	$1,096	1.28(d)	6.92(d)	57.18
August 31, 2006	8.08	.55(d,e)	(.21)	.34	(.57)	(.57)	—(f)	7.85	4.37(e)	390	1.26(d,e)	7.00(d,e)	45.50
August 31, 2005	7.98	.53(d)	.15	.68	(.58)	(.58)	—(f)	8.08	8.79	905	1.22(d)	6.60(d)	41.21
August 31, 2004	7.55	.58(d)	.42	1.00	(.57)	(.57)	—(f)	7.98	13.64	70	1.24(d)	7.29(d)	61.68
August 31, 2003 †	6.99	.40	.54	.94	(.38)	(.38)	—	7.55	13.76*	46	.75*	5.59*	75.18

CLASS Y
August 31, 2007	$7.83	.60(d)	(.06)	.54	(.61)	(.61)	—(f)	$7.76	6.96	$225,031	.78(d)	7.42(d)	57.18
August 31, 2006	8.06	.59(d,e)	(.21)	.38	(.61)	(.61)	—(f)	7.83	4.99(e)	193,290	.76(d,e)	7.51(d,e)	45.50
August 31, 2005	7.96	.58(d)	.14	.72	(.62)	(.62)	—(f)	8.06	9.37	222,236	.72(d)	7.19(d)	41.21
August 31, 2004	7.53	.61(d)	.44	1.05	(.62)	(.62)	—(f)	7.96	14.34	244,131	.74(d)	7.81(d)	61.68
August 31, 2003	6.85	.68	.71	1.39	(.71)	(.71)	—	7.53	21.45	220,883.73		9.57	75.18

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	43

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to August 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

August 31, 2007	<0.01%

August 31, 2006	<0.01

August 31, 2005	<0.01

August 31, 2004	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006.

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/07

Note 1: Significant accounting policies

Putnam High Yield Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6–90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2007, the value of securities loaned amounted to $24,103,819. The fund received cash collateral of $24,705,245 which is pooled with collateral of other Putnam funds into 42 issues of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2007, the fund had a capital loss carryover of $1,608,329,955 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$342,232,804	August 31, 2008

309,071,927	August 31, 2009

301,710,244	August 31, 2010

499,955,886	August 31, 2011

61,743,291	August 31, 2012

76,944,480	August 31, 2013

14,070,646	August 31, 2014

2,600,677	August 31, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2008 $15,779,599 of losses recognized during the period November 1, 2006 to August 31, 2007 a portion of which could be limited by Section 381 of the Code.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals, the expiration of a capital loss carryover, income on swap contract and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2007, the fund reclassified $6,312,392 to increase undistributed net investment income and $157,194,852 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $150,882,460.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2007 were as follows:

Unrealized appreciation	$ 28,602,463
Unrealized depreciation	(128,492,987)
————————————————
Net unrealized depreciation	(99,890,524)
Undistributed ordinary income	4,794,890
Capital loss carryforward	(1,608,329,955)
Post-October loss	(15,779,599)
Cost for federal income tax purposes	$ 2,150,453,224

Note 2: Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended August 31, 2007, Putnam Management did not waive any of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL. A new sub-management contract between Putnam Management and PIL was approved effective upon the change of control of Putnam Management described in the previous paragraph.

For the year ended August 31, 2007, Putnam Management has assumed $1,396 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 10).

Putnam Management voluntarily reimbursed the fund $148,544 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2007, the fund incurred $3,902,754 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the year ended August 31, 2007, the fund’s expenses were reduced by $362,599 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $676, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $81,304 and $1,164 from the sale of class A and class M shares, respectively, and received $308,414 and $3,753 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2007, Putnam Retail Management, acting as underwriter, received $3,598 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,234,498,172 and $1,502,343,032, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 8/31/07:
Shares sold	26,586,888	$ 214,791,472

Shares issued in connection with
reinvestment of distributions	10,547,539	84,965,963

Shares issued in connection with
the merger of Putnam Managed
High Yield Trust	8,467,578	67,470,903

	45,602,005	367,228,338

Shares repurchased	(55,177,003)	(445,256,876)

Net decrease	(9,574,998)	$ (78,028,538)

Year ended 8/31/06:
Shares sold	32,882,015	$ 260,320,912

Shares issued in connection with
reinvestment of distributions	10,772,141	85,099,714

	43,654,156	345,420,626

Shares repurchased	(61,729,443)	(489,662,809)

Net decrease	(18,075,287)	$(144,242,183)

CLASS B	Shares	Amount

Year ended 8/31/07:
Shares sold	1,673,860	$ 13,469,969

Shares issued in connection with
reinvestment of distributions	1,356,191	10,877,967

	3,030,051	24,347,936

Shares repurchased	(21,314,604)	(171,652,664)

Net decrease	(18,284,553)	$(147,304,728)

Year ended 8/31/06:
Shares sold	5,991,939	$ 47,093,805

Shares issued in connection with
reinvestment of distributions	2,244,383	17,662,560

	8,236,322	64,756,365

Shares repurchased	(32,002,007)	(252,477,971)

Net decrease	(23,765,685)	$(187,721,606)

CLASS C	Shares	Amount

Year ended 8/31/07:
Shares sold	1,219,036	$ 9,829,098

Shares issued in connection with
reinvestment of distributions	347,757	2,791,011

	1,566,793	12,620,109

Shares repurchased	(3,744,943)	(30,088,203)

Net decrease	(2,178,150)	$(17,468,094)

Year ended 8/31/06:
Shares sold	4,684,738	$ 36,726,008

Shares issued in connection with
reinvestment of distributions	366,126	2,882,270

	5,050,864	39,608,278

Shares repurchased	(6,286,019)	(49,728,415)

Net decrease	(1,235,155)	$(10,120,137)

CLASS M	Shares	Amount

Year ended 8/31/07:
Shares sold	217,738	$ 1,760,219

Shares issued in connection with
reinvestment of distributions	111,003	895,759

	328,741	2,655,978

Shares repurchased	(774,388)	(6,263,803)

Net decrease	(445,647)	$(3,607,825)

Year ended 8/31/06:
Shares sold	626,136	$ 4,943,215

Shares issued in connection with
reinvestment of distributions	120,692	954,586

	746,828	5,897,801

Shares repurchased	(1,108,089)	(8,811,632)

Net decrease	(361,261)	$(2,913,831)

CLASS R	Shares	Amount

Year ended 8/31/07:
Shares sold	109,373	$ 879,853

Shares issued in connection with
reinvestment of distributions	6,847	54,906

	116,220	934,759

Shares repurchased	(24,965)	(201,142)

Net increase	91,255	$ 733,617

Year ended 8/31/06:
Shares sold	34,612	$ 273,915

Shares issued in connection with
reinvestment of distributions	3,435	27,111

	38,047	301,026

Shares repurchased	(100,345)	(799,441)

Net decrease	(62,298)	$(498,415)

CLASS Y	Shares	Amount

Year ended 8/31/07:
Shares sold	7,485,161	$ 60,048,108

Shares issued in connection with
reinvestment of distributions	2,070,650	16,558,210

	9,555,811	76,606,318

Shares repurchased	(5,247,808)	(42,176,700)

Net increase	4,308,003	$ 34,429,618

Year ended 8/31/06:
Shares sold	5,417,658	$ 42,809,889

Shares issued in connection with
reinvestment of distributions	1,955,308	15,360,483

	7,372,966	58,170,372

Shares repurchased	(10,239,361)	(80,433,583)

Net decrease	(2,866,395)	$(22,263,211)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2007, management fees paid were reduced by $72,517 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $4,298,242 for the year ended August 31, 2007. During the year ended August 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $724,227,794 and $717,290,579, respectively.

Note 6: Acquisition of Putnam Managed High Yield Trust

On October 30, 2006, the fund issued 8,467,578 class A shares in exchange for 7,366,381 class A shares of Putnam Managed High Yield Trust to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Managed High Yield Trust on October 27, 2006, were $2,292,845,413 and $67,470,903 respectively. On October 27, 2006, Putnam Managed High Yield Trust had distributions in excess of net investment income of $357,620, accumulated net realized loss of $34,849,307 and unrealized depreciation of $1,090,127. The aggregate net assets of the fund immediately following the acquisition were $2,360,316,316.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam High Yield Trust.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.

Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of August 31, 2007, the fund had unfunded loan commitments of $2,269,283, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Community Health Systems, Inc.	$268,827

Fenwal Controls of Japan, LTD. (Japan)	357,143

Golden Nugget, Inc.	394,545

Isle of Capri Casinos, Inc. Ser. A	412,353

Isle of Capri Casinos, Inc. Ser. B	549,804

Univision Communications, Inc.	286,611

Note 9: Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	Cost	Proceeds	Income	Value

Bohai Bay
Litigation, LLC (Units)*	$—	$—	$—	$ 55,172

Decrane Aircraft
Holdings, Inc.	—	—	—	29

DigitalGlobe,
Inc. 144A	—	—	—	581,009

VFB LLC	—	—	—	267,994

XCL Warranty Escrow	—	—	—	556,558

Totals	$—	$—	$—	$1,460,762

Market values are shown for those securities affiliated at period end.

* Security obtained as a result of corporate actions

Note 10: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 11: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information
(unaudited)

The fund designated 1.14% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2007, the fund hereby designates 1.16%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

161,989,669	6,679,860	6,644,858

All tabulations rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

 Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

 Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

 Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

 Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Managing Director, Putnam Investments and Putnam Management	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Since 1993
Managing Director, Putnam Investments
Wanda M. McManus (Born 1947)
James P. Pappas (Born 1953)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2005
Since 2004
Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments and Putnam Management.	Vice President, Assistant Clerk, Assistant Treasurer
During 2002, Chief Operating Officer, Atalanta/Sosnoff	and Proxy Manager
Management Corporation	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds

AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instrum-
ents and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors.
Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .

* Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Investment Sub-Manager	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Investments Limited	and Compliance Liaison	Vice President, Senior Associate Treasurer
57-59 St. James’s Street		and Assistant Clerk
London, England SW1A 1LD	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Marketing Services		Vice President, Assistant Clerk,
Putnam Retail Management	Steven D. Krichmar	Assistant Treasurer and Proxy Manager
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
KPMG LLP
James P. Pappas
Trustees	Vice President
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	Richard S. Robie, III
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	Francis J. McNamara, III
Charles E. Haldeman, Jr.	Vice President and Chief Legal Officer
Paul L. Joskow
Elizabeth T. Kennan	Robert R. Leveille
Kenneth R. Leibler	Vice President and Chief Compliance Officer
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN034 247471 10/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2007	$61,050	$--	$5,450	$-
August 31, 2006	$75,177*	$--	$4,680	$ 1,550

* Includes fees of $22,597 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended August 31, 2006,

respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended August 31, 2007and August 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,450 and $6,230 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
August 31,
2007	$ -	$ -	$ -	$ -
August 31
, 2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2007